PIGGYBACK REGISTRATION RIGHTS AGREEMENT


         THIS PIGGYBACK REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made
as of the  16th  day of  May,  1995  (the  "Effective   Date"),   among MOOVIES,
INC., a Delaware corporation (the "Company") and Joseph G. Mahaffey, Sr., Joseph G. Mahaffey, Jr., and Susan J. Mahaffey (individually, a "Holder" and collectively, together with assigns, the "Holders").

         Holder is a holder of shares (the "Shares") of the Company's Common Stock. For purposes of this Agreement, "Registrable Securities" means, collectively, (a) the Shares and (b) any shares of Common Stock issued with respect to the Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

         The parties hereto agree as follows:

         1.       Piggyback Registrations.

                  (a) Right to Piggyback. Subject to Section 2 below, whenever the Company shall propose to file a registration statement with respect to any of its Common Stock on a form eligible for the sale of shares by selling shareholders (a "Piggyback Registration"), the Company will give prompt written notice (in any event within five business days after its receipt of notice of any exercise of demand registration rights) to the Holder of its intention to effect such a registration and will use its reasonable best efforts to include in such registration all Registrable Securities requested to be included within 15 days after the receipt of the Company's notice.

                  (b) Piggyback Expenses. The Registration Expenses (as defined in Section 4 below) of the Holder, other than Stockholder Costs (as defined in
Section 4 below) will be paid by the Company in all Piggyback Registrations.

                  (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, other securities requested to be included therein, including the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares requested to be registered by each holder thereof, including each Holder, except that Holder's rights shall be junior to (1) the piggyback registration rights of the underwriters in the Company's initial public offering of Common Stock (the "Initial Offering") pursuant to those certain Warrants each dated August 9, 1995, from the Company in favor of Needham & Company, Inc. and Scott & Stringfellow, Inc., respectively, (2) if the Company then requires, to the piggyback registration rights of Mortco, Inc. ("Mortco") and its respective assigns granted pursuant to that certain Registration Rights Agreement dated August 9, 1995 between Mortco and the Company and (3) the individuals and entities defined as "Holders" under that certain Registration Rights Agreement, dated August 9, 1995, between Company and L.A. Video of Aldan, Inc., L.A. Video of Upper Dublin, Inc., Lott's Video Warehouse of Athens, Inc., Lott's Video Warehouse of Athens, Inc., No. 2, Lott's Video Warehouse of Dublin, Inc., Lott's Video Warehouse of Gainesville, Inc., Lott's Video Warehouse of Milledgeville, Inc., Movie Stars Entertainment Corp., XIMPEC, Inc., H. Haig Brown, Robert L.
Brown, Jr., Theodore J. Coburn, Ann E. Greeder, Arthur F. Greeder, III, Kevin Griffin, Thomas C. King, F. Andrew Mitchell, Gerald Pryor, Douglas Raines, Rokki Rogan, John L. Taylor, Robert Ulam, Michael Yeargin, Sirrom Capital Corporation, as amended to include Richard C. Eychaner, Andy Burton, Sheila Burton, Keith West, Howard Eychaner, Mark Peters, Dave Ryan, Brian Gosnell, Kurt Vanderhoef, Kirk Reinert, and Robert Keenan. (The







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piggyback registration rights described in
subsections  (1)  through  (3)  of  the  foregoing   sentence  are  referred  to
collectively as the "Existing Registration Rights.")

                  (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (other than the Holder), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders requesting such registration, the Company will include in such registration the securities requested to be included therein, pro rata among the holders of such securities on the basis of the number of shares requested to be registered by each such holder, including the Holder, except that the Holder's rights shall be junior to the Existing Registration Rights.

                   (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering shall be made by the Company in its sole discretion.

                  (f) Termination. The registration rights granted pursuant to this Section 1 shall terminate and expire to the extent that Registrable Securities held by the Holders are eligible for sale under the provisions of Rule 144(k) as promulgated pursuant to the Securities Act of 1933, as amended.

                  2. Lock-Up Agreements. In the event of any underwritten public offering (whether or not Holder participates therein), each Holder agrees not to sell or otherwise transfer any shares of the Common Stock of the Company, whether now owned or hereafter acquired, for any period of time reasonably requested by the underwriters, provided any period agreed to by management of the Company with respect to shares of Common Stock held by them shall be deemed to be reasonable. Upon the request of the underwriters, Holders agree to execute such further documents and agreements in such form as may be entered into by management of the Company to further the evidence the agreements set forth herein.

                  3. Registration Covenants. In connection with a Piggyback Registration which includes Registrable Securities, the Company may require the Holder to furnish to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

                  4. Registration Expenses. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration, filing and listing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company, except for Stockholder Costs. "Stockholder Costs" shall be include the fees and expenses of counsel engaged by such holder(s), underwriting discounts, and commissions and transfer taxes (if any) attributable to such of the Registrable Securities as such holder(s) shall request to be included in a Piggyback Registration.

                  5.       Indemnification.

                  (a) The Company agrees to indemnify, to the extent permitted by law, Holders who participate in a Piggyback Registration ("Selling Holders"), its officers and directors and each Person who controls such Selling Holders (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by


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the  Selling  Holders  expressly  for use  therein or by the  Selling  Holders's failure to deliver a copy of the registration statement or prospectus or any amendments thereof or supplements thereto after the Company has furnished the Holder with a sufficient number of copies of the same.

                  (b) In connection with any registration statement in which a Selling Holder is participating, each Selling Holder covenants and agrees to furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Selling Holders.

                  (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one (1) counsel for all parties indemnified by such indemnifying party with respect to such claim.

                  (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The indemnifying party also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the indemnifying party's indemnification is unavailable for any reason.

                  (e) The foregoing Section 5 shall be superseded and terminated upon the execution of a customary underwriting agreement, if any, containing indemnification and contribution provisions. Holder agrees that it will make any and all customary representations and warranties requested by the underwriter in connection with any such registration.

                  6. Participation in Underwritten Registrations. No person may participate in any registration hereunder which is underwritten unless such person (a) agrees to sell such person's securities on the basis provided in any underwriting arrangements approved by the person or persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                  7.       Miscellaneous.

                  (a) Remedies. Any person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.



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                  (b)  Amendments  and  Waivers.  Except as  otherwise  provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the Holder.

                  (c) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. The Holders may not assign their rights or obligations hereunder without Moovies' written consent.

                  (d) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (e) Counterparts. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                  (f) Headings; Interpretation. The headings of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

                  (g) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Holder and to the Company at the addresses indicated below:

         If to the Company:             MOOVIES, Inc.
                                        3305 Rutherford Road
                                        Suites F, G and H
                                        Taylors, South Carolina 29687
                                        Attn:  President


         With a copy to:                Arnall Golden & Gregory
                                        2800 One Atlantic Center
                                        1201 W. Peachtree Street
                                        Atlanta, Georgia 30309-3450
                                        Attn: Jonathan Golden, Esq.

        If to the Holder: To the addresses shown on the Company's stock records.

or to such other address or to the attention of such other person as the recipient party requested in writing in accordance with this paragraph.

                  8. Prior Rights. This Agreement supersedes and replaces all registration rights of any nature which were previously granted by the Company to Holder under any document, instrument or agreement, and Holder agrees and acknowledges that all such prior rights are void and of no effect.


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         IN WITNESS WHEREOF,  the parties hereto have executed this Agreement on the date first written above.

                                  MOOVIES, INC.


                                  By:__________________________________
                                         John L. Taylor,
                                         Chief Executive Officer and President

                                  HOLDERS:


                                  -------------------------------------
                                  Joseph G. Mahaffey, Sr.


                                  -------------------------------------
                                  Joseph G. Mahaffey, Jr.


                                  -------------------------------------
                                  Susan J. Mahaffey




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